Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

QUALITY DIVIDEND FUND

Class A

Class C

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated August 1, 2022, to the Quality Dividend Fund’s (the “Fund”) Prospectus dated September 1, 2021, as may be amended or supplemented from time to time.

This information in this supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with such document.

Effective immediately, the Fund will change its primary benchmark from the Russell 1000® Value Index to the S&P 500® Low Volatility High Dividend Index.

The first paragraph of “Performance Information” and the “Average Annual Total Returns” tables in the “Risk/Return Summary” section of the Prospectus are revised as follows:

Performance Information

The bar chart and table shown below provide some indication of the risks and volatility of investing in the Fund by showing the Fund’s Class A shares performance for the past seven calendar years and by showing how the Fund’s average annual returns for one year and since inception periods compared with the S&P 500® Low Volatility High Dividend Index, which measures the performance of the 50 least-volatile high dividend-yielding stocks in the S&P 500. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected; the bar chart and the calendar year-to-date returns would be less than those shown. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.equitycompass.com or by calling the Fund toll-free at (888) 201-5799.

Quality Dividend Fund – Class A Shares Average Annual Total Returns for the periods ended December 31, 2020	1 Year	5 Years	Since Inception (September 30, 2013)
Class A Shares Return Before Taxes[1]	(8.37)%	6.47%	6.51%
Class A Shares Return After Taxes on Distributions[1]	(9.43)%	4.77%	5.08%
Class Shares Return After Taxes on Distributions and Sale of Shares[1]	(4.93)%[2]	4.50%	4.69%
S&P 500® Low Volatility High Dividend Index (reflects no deduction for fees, expenses or taxes)[3]	(9.67)%	7.18%	9.16%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	2.80%	9.73%	9.33%

Quality Dividend Fund – Class C Shares Average Annual Total Returns for the periods ended December 31, 2020	1 Year	5 Years	Since Inception (October 1, 2013)
Class C Shares Return Before Taxes	(3.48)%[4]	6.94%	6.59%
S&P 500® Low Volatility High Dividend Index (reflects no deduction for fees, expenses or taxes)[3]	(9.67)%	7.18%	9.06%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	2.80%	9.73%	9.21%

Quality Dividend Fund – Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2020	1 Year	Since Inception (October 4, 2016)
Institutional Class Shares Return Before Taxes	(2.51)%	7.53%
S&P 500® Low Volatility High Dividend Index (reflects no deduction for fees, expenses or taxes)	(9.67)%	4.36%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	2.80%	9.33%

[1]	Average annual total returns for Class A shares of the Fund reflect the imposition of the maximum front-end sales charge of 5.75%.

[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” and “Return Before Taxes” because of realized losses that would have been sustained upon the sale of Fund shares after the relevant period.

[3]	Effective August 1, 2022, the Fund’s primary benchmark changed from the Russell 1000® Value Index to the S&P 500® Low Volatility High Dividend Index, which measures the performance of the 50-least volatile high dividend-yielding stocks in the S&P 500. The Adviser (as defined below) believes that the new primary benchmark more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks.

[4]	Reflects the imposition of the maximum deferred sales charge of 1.00%.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE